EXHIBIT 99.2

              NOTICE OF GUARANTEED DELIVERY FOR TENDER OF

                         NO PAR COMMON STOCK

                                  OF

                          ND HOLDINGS, INC.

                         IN EXCHANGE FOR ITS

                 7% TAILORED EXCHANGE NOTES DUE 2016

  Registered holders of no par common stock (the "no par value common stock") of ND Holdings, Inc., a North Dakota corporation (the "Company"), who wish to tender any such no par common stock in exchange for 7% Tailored Exchange Notes Due 2016 (the "Tailored Exchange Notes") of the Company, on the terms and subject to the conditions set forth in the Prospectus of the Company, dated [], 2001 (the "Prospectus"), and the related Letter of Transmittal, and whose no par common stock are not immediately available or who cannot deliver their no par common stock and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to ND Resources, Inc. (the "Exchange Agent") prior to the Expiration Date (as defined in the Prospectus), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mailed to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

             THE EXCHANGE AGENT FOR THE EXCHANGE OFFER:

                         ND RESOURCES, INC.

             By Hand or Overnight Courier or By Mail:

                        1 North Main Street
                      Minot, North Dakota  58703


                      By Facsimile Transmission
                  (For Eligible Institutions Only):

                         (701) 852-2548

                      Confirm by Telephone:

                         (701) 857-0230

  Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal for the guarantee of signatures.


Ladies and Gentlemen:

  The undersigned hereby tenders the number of shares of no par common stock indicated below, upon the terms and subject to the conditions contained in the Prospectus, dated [], 2001, of the Company, receipt of which is hereby acknowledged.

               DESCRIPTION OF NO PAR COMMON STOCK TENDERED

Number of  shares: __________

Certificate Number(s) (if available): ______________

Address(es): _______________________________________
             _______________________________________
             _______________________________________

Area Code and Telephone Number: ____________________

Signature(s):_______________________________________
             _______________________________________

If no par common stock will be delivered by book-entry transfer to The Depository Trust
Company, provide account number.

Account Number: ____________________________________



THE FOLLOWING GUARANTEE MUST BE COMPLETED

GUARANTEE OF DELIVERY
(NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency, or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at its address set forth above, the certificates representing the no par value common stock, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm: _______________________    _____________________________________

                                         (Authorized Signature)
Address: ____________________________


                                         Name: _______________________________
_____________________________________         (Please type or print)


_____________________________________    Title: ______________________________
       (Include Zip Code)

Area Code and Telephone Number: ______________________________________________

Date: _______________________________

  NOTE: DO NOT SEND CERTIFICATES OF NO PAR COMMON STOCK WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES OF NO PAR COMMON STOCK SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.